SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K



                CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


       DATE OF THE REPORT (Date of Earliest Event Reported): May 20, 1999


                          REPUBLIC FIRST BANCORP, INC.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


    PENNSYLVANIA                       0-17007                 23-2486815
----------------------------      ----------------          ----------------
(STATE OR OTHER JURISDICTION      (COMMISSION FILE          (I.R.S. EMPLOYER
    OF INCORPORATION)                  NUMBER)             IDENTIFICATION NO.)

                    1608 WALNUT STREET, PHILADELPHIA PA 19103
              -----------------------------------------------------
              (ADDRESS AND ZIP CODE OF PRINCIPAL EXECUTIVE OFFICES)


REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE   (215) 735-4422
                                                     ---------------

              ----------------------------------------------------
          (FORMER NAME OR FORMER ADDRESS, IF CHANGED FROM LAST REPORT)



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


Item 5.  Other Events.

     On May 20, 1999, the Registrant announced that effective May 24, 1999, the Board of Directors has elected James V. Schermerhorn as Executive Vice
President/Chief Lending Officer of First Republic Bank, a wholly owned subsidiary of the Registrant.

     A copy of the press  release  announcing  this  transaction  is attached as
Exhibit 99.1.







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

                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                            REPUBLIC FIRST BANCORP, INC.
                                                     (Registrant)


Dated: May 20, 1999                         By: /s/ George S. Rapp
                                                -------------------------------
                                                George S. Rapp
                                                Executive Vice President






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